UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 27, 2020

POLAR POWER, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

249 E. Gardena Boulevard,
Gardena, California	90248
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code:	(310) 830-9153

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), Polar Power, Inc. (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020, relying on an order issued by the United States Securities and Exchange Commission (the “SEC”) on March 4, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) regarding exemptions granted to certain public companies.

In particular, on March 19, 2020, California Governor Gavin Newsom issued an executive order requiring all California residents to stay home, making it the first state to impose that strict mandate on all residents to counteract a looming surge of new infections. The Company’s executive offices are located in Gardena, California. The order, which took effect immediately on the date issued, is to remain in place until further notice. Californians are not allowed to leave home except for essential purposes. The Governor’s order comes with misdemeanor penalties for anyone who violates the restrictions.

This order prohibits access to the Company’s facilities resulting in limited support from its staff, key personnel and professional advisors. The Company has a limited accounting staff that must now work remotely, which has limited the Company’s ability to provide work papers and related information to its auditors from remote office locations. This has, in turn, delayed the Company’s ability to complete its audit and prepare the Annual Report.

Notwithstanding the foregoing, the Company expects to make use of the 45-day extension period provided by SEC Release No. 34-88318 to delay filing its Annual Report. The Company will file its Annual Report by no later than May 14, 2020, 45 days after the original due date of its Annual Report.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q with the following risk factors:

Our business operations have been and may continue to be materially adversely affected by the outbreak of COVID-19.

The outbreak of COVID-19 has severely restricted the ability of our sales staff to visit customer facilities and demonstrate our products, which could negatively impact our sales operations. We have already experienced demonstration cancellations during the first quarter of 2020, and we expect that trend to continue until such time as the full impact of the virus is known, and travel restrictions lifted. In addition, we have significant projects in international markets that are affected by the inability of our service and engineering teams to travel to customer sites to install equipment, which could significantly impact future orders. Our ability to manufacture products without interruptions due to potential labor or supply shortages on account of COVID-19 is unknown. We also rely on our global supply chain, including China, where certain components of our products are manufactured. The timely delivery of some key components and its impact on our ability to deliver our products is unknown. Our loss of revenues during the first quarter and beyond may materially impact our liquidity and may cause us to raise capital to meet working capital needs, which can be dilutive for our current shareholders.

Natural disasters and other events beyond our control could materially adversely affect us.

Natural disasters or other catastrophic events may cause damage or disruption to our operations, international commerce and the global economy, and thus could have a strong negative effect on us. Our business operations are subject to interruption by natural disasters, fire, power shortages, pandemics and other events beyond our control. Although we maintain crisis management and disaster response plans, such events could make it difficult or impossible for us to deliver our services to our customers and could decrease demand for our services. In December 2019, a novel strain of coronavirus, COVID-19, was reported in Wuhan, China. The World Health Organization has since declared the outbreak to constitute a pandemic. The extent of the impact of COVID-19 on our operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, impact on our customers and our sales cycles, impact on our customer, employee or industry events, and effect on our vendors, all of which are uncertain and cannot be predicted. At this point, the extent to which COVID-19 may impact our financial condition or results of operations is uncertain. The effect of COVID-19 may not be fully reflected in our results of operations until future periods, if at all. If the COVID-19 outbreak continues to spread, we may need to limit operations or implement limitations, including work from home policies. There is a risk that other countries or regions may be less effective at containing COVID-19, or it may be more difficult to contain if the outbreak reaches a larger population or broader geography, in which case the risks described herein could be elevated significantly.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements of a forward-looking nature relating to future events or future business performance. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. With the exception of historical information, the matters discussed in this Current Report on Form 8-K including, without limitation, the Company’s expectation to make use of the 45-day extension period provided by SEC Release No. 34-88318 to delay filing its Annual Report; the Company’s plan to file the Annual Report no later than May 14, 2020; and the Company’s beliefs regarding the risks COVID-19 poses to its operations are forward-looking statements and considerations that involve a number of risks and uncertainties. The actual future results of the Company could differ from those statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse domestic and foreign economic and market conditions, including demand for DC power systems; trade tariffs on raw materials; changes in domestic and foreign governmental regulations and policies; and other events, factors and risks. The Company undertakes no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond the Company’s control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in the Company’s reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020	POLAR POWER, INC.

	By:	/s/ Arthur D. Sams
Arthur D. Sams,
President, Chief Executive Officer and Secretary

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